Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Partners, L.P., Deerfield Management Company, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P. and Deerfield Special Situations Fund International Limited.

Address: Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Management Company, L.P. and Deerfield Special Situations Fund, L.P.:
                                780 Third Avenue, 37th Floor
                                New York, NY  10017

                                Deerfield International Limited and Deerfield Special Situations Fund International Limited: c/o Hemisphere Management (B.V.I.) Limited Bison Court, Columbus Centre, P.O. Box 3460 Road Town, Tortola
                                British Virgin Islands

Designated Filer:               James E. Flynn

Issuer and Ticker Symbol:       PAR Pharmaceutical Companies, Inc. [PRX]

Date of Earliest Transaction    January 30, 2007
to be Reported:

The undersigned, Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Management Company, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P. and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of PAR Pharmaceutical Companies, Inc.

Signatures:

DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD PARTNERS, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD MANAGEMENT COMPANY, L.P.

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory